SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 30, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                 58-2094179
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(State of Incorporation)    (Commission File Number) IRS Employer Identification
                                                                Number)



      101 North Greenwood St., P.O. Box 3007
                LaGrange, Georgia                               30240
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     (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000



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Item 5.      Other Events
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         On September 30, 1998,  the  Registrant  executed a Letter of Intent to acquire the Blackshear Branch Office from First Georgia Bank of Brunswick, Georgia. Attached hereto is the press release regarding the announcement of the acquisition.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)    Exhibits. The following exhibits are filed as part of this report:

      99.1   Press release, dated September 30, 1998, issued by the Registrant.




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                                INDEX OF EXHIBITS

Exhibit
Number        Description
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99.1          Press release, dated September 30, 1998.






                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 6, 1998


                                            FLAG Financial Corporation


                                            /s/ John S. Holle
                                            -----------------
                                            By John S. Holle,
                                            Chairman of the Board



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